CALAMOS® FAMILY OF FUNDS

Supplement dated October 19, 2017 to the

CALAMOS® FAMILY OF FUNDS Statement of Additional Information,

dated February 28, 2017, as supplemented on March 13, 2017,

March 29, 2017, April 7, 2017, May 26, 2017 and June 23, 2017

Effective immediately, the fifth paragraph under the heading “Foreign Securities” beginning on page 10 of the Statement of Additional Information shall be replaced in its entirety as follows:

However, each Fund that invests in foreign securities may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

Effective immediately, the following language is added to the non-fundamental policies for Phineus Long/Short Fund as found on page 26 of the Statement of Additional Information.

(d)	May not exceed the following maximum percentages, as applicable, for naked option positions on single issuer securities (excluding ETF and index hedges), judged as notional exposure of naked option position:

(i) 5% notional exposure for the aggregate naked puts on single issuer securities;

(ii) 3% notional exposure for the aggregate naked calls on single issuer securities;

(iii) 10% aggregate exposure for all naked calls on single issuer securities in the portfolio; and

(iv) 10% aggregate exposure for all naked puts on single issuer securities in the portfolio.

Please retain this supplement for future reference.

MFSPT6 10/17